UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

COMPUTER PROGRAMS AND SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2004

To the Stockholders of Computer Programs and Systems, Inc.:

You are invited to attend the 2004 Annual Meeting of Stockholders of Computer Programs and Systems, Inc. (the “Company”), which will be held at the Mobile Convention Center, One South Water Street, Mobile, Alabama 36602, on Thursday, May 13, 2004 at 9:00 a.m., central time. Formal notice of the annual meeting, a proxy statement and a proxy card accompany this letter.

Also enclosed is the Company’s 2003 Annual Report to Stockholders.

Information about the annual meeting and the various matters on which the stockholders will act is included in the enclosed notice of annual meeting of stockholders and proxy statement. Please carefully consider the enclosed proxy statement and execute and return your proxy card so that the Company may be assured of the presence of a quorum at the annual meeting. A postage-prepaid envelope is enclosed for your convenience in replying. The prompt return of your proxy card will be of great assistance in reducing the expense of subsequent mailings. If you attend the annual meeting, and so elect, you may withdraw your proxy and vote in person.

Sincerely,

John Morrissey

Chairman of the Board

COMPUTER PROGRAMS AND SYSTEMS, INC.

6600 Wall Street

Mobile, Alabama 36695

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, MAY 13, 2004

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Computer Programs and Systems, Inc. (the “Company”) will be held at 9:00 a.m., central time, on Thursday, May 13, 2004, at the Mobile Convention Center, One South Water Street, Mobile, Alabama 36602, for the following purposes:

1.	To elect three Class II directors to serve on the Board of Directors of the Company for a three-year term expiring at the 2007 annual meeting;

2.	To ratify the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2004; and

3.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

The Board of Directors has set March 31, 2004 as the record date for the annual meeting. Only holders of record of the Company’s common stock at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting.

This proxy statement provides you with detailed information about the proposals to be voted on at the meeting. With this proxy statement we are also including a copy of our 2003 Annual Report to Stockholders in order to provide you with additional information about us. We encourage you to read the proxy statement and the 2003 Annual Report carefully.

The annual meeting may be adjourned from time to time without notice other than announcement at the meeting or at adjournments thereof, and any business for which notice is hereby given may be transacted at any such adjournment.

By order of the Board of Directors,

M. Stephen Walker

Vice President—Finance, Chief Financial

Officer and Secretary

April 12, 2004

Whether or not you plan to attend the annual meeting, please take the time to vote by completing, signing, dating and returning the enclosed proxy card in the self-addressed, stamped envelope provided. Returning your proxy card does not deprive you of your right to attend the annual meeting and to vote your shares in person.

PROXY STATEMENT

COMPUTER PROGRAMS AND SYSTEMS, INC.

6600 Wall Street

Mobile, Alabama 36695

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, MAY 13, 2004

INFORMATION ABOUT THE ANNUAL MEETING

Our 2004 Annual Meeting of Stockholders will be held at the Mobile Convention Center, One South Water Street, Mobile, Alabama 36602 on Thursday, May 13, 2004 at 9:00 a.m. central time.

Solicitation of Proxies

Our Board of Directors has sent you this proxy statement to solicit your vote at the annual meeting (including any adjournment or postponement of the annual meeting). In this proxy statement we summarize information that we are required to provide you under the rules of the Securities and Exchange Commission (the “SEC”). This proxy statement is designed to assist you in voting your shares. On or about April 12, 2004, we began mailing this proxy statement and the 2003 Annual Report to all stockholders of record at the close of business on March 31, 2004.

We will bear the cost of the solicitation of proxies. We will request brokers or nominees to forward this Proxy Statement to their customers and principals and will reimburse them for expenses so incurred. If deemed necessary, we may also use our officers and regular employees, without additional compensation, to solicit proxies personally or by telephone.

Stockholders Entitled to Vote

The Board of Directors has set March 31, 2004 as the record date for the annual meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the annual meeting. At the close of business on March 31, 2004, there were 10,489,849 shares of the common stock of the Company, par value $.001 per share, outstanding. Each stockholder is entitled to one vote in person or by proxy for each share of common stock held on all matters properly to come before the annual meeting.

Proposals to be Considered at the Annual Meeting

At the annual meeting, we will ask you to:

Proposal 1:	Elect three Class II directors to serve on the Board of Directors of the Company for a three-year term expiring at the 2007 annual meeting; and

Proposal 2:	Ratify the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2004.

Information About a Quorum

At the annual meeting, the presence of a majority of the shares of common stock entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business. If a quorum is not present or if we decide that more time is necessary for the solicitation of proxies, we may adjourn the annual meeting. We may do this with or without a stockholder vote. If there is a stockholder vote to adjourn, the named proxies will vote all shares of common stock for which they have voting authority in favor of adjournment.

Votes Necessary for Each Proposal to be Approved

Assuming the presence of a quorum, the three Class II director nominees receiving the most votes, whether cast in person or by proxy, will be elected (Proposal 1). Ratification of auditors (Proposal 2), requires for adoption the affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

A stockholder may abstain or withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum but will be counted as not voting in favor of any proposal brought before the annual meeting. Since the election of directors (Proposal 1) is determined by the votes cast at the annual meeting, abstentions will not affect the outcome of this matter. An abstention as to the ratification of the appointment of independent auditors (Proposal 2) will have the same effect as voting against the proposal.

Generally, a broker is entitled to vote shares held in “street name” on routine matters without instructions from the beneficial owner of such shares. On the other hand, a broker may not be entitled to vote shares held in “street name” on certain non-routine items absent instructions from the beneficial owner of such shares (a “broker non-vote”). Broker non-votes, if any, are counted for general quorum purposes, but are not deemed to be present with respect to any matter for which a broker does not have authority to vote.

Submission of Proxies

Please complete, sign, date and return the proxy card in the enclosed envelope so the common stock you own will be voted in accordance with your wishes. If you desire to revoke your proxy, you may do so either by attending the annual meeting in person or by delivering written notice of revocation so that it is received by the Company or its transfer agent, Wachovia Bank, N.A., on or before May 12, 2004. The address for Wachovia Bank, N.A. is Shareholder Services Group, 1525 West W. T. Harris Boulevard—3C3, Charlotte, North Carolina 28262-1153, Attention: Rhonda Whitley.

PROPOSAL 1

ELECTION OF CLASS II DIRECTORS

Board Structure

Our Certificate of Incorporation provides that the number of directors of the Company shall be fixed by resolution of the Board of Directors and divided into three classes. Upon the expiration of their initial terms, directors in each class will be elected for three-year terms. The initial term of the Class II directors expires at the annual meeting. The current Class III directors will serve until the 2005 annual meeting and until their successors are elected and qualified. The current Class I directors will serve until the 2006 annual meeting and until their successors are elected and qualified.

We currently have eight directors, but the Board of Directors recently approved an increase in the number of directors from eight to eleven in order to comply with the new director independence standards recently issued by The Nasdaq Stock Market, Inc. (“Nasdaq”). These three new positions will be allocated equally among the three classes of directors, with one new director being added to each class. The new Class II director will be elected along with the other two Class II nominees at the annual meeting of stockholders. Because the Class I and Class III directors are not being elected at the annual meeting, the Board of Directors has appointed two persons to fill the new positions in these classes. These appointments will take effect and these persons will begin serving as directors at the conclusion of the annual meeting. The new Class I and Class III directors will serve until the 2006 and 2005 annual meetings, respectively, and until their successors are elected and qualified.

Voting of Proxies

The persons named as proxies in the enclosed proxy card, unless a contrary direction is indicated on the enclosed proxy card, intend to vote the shares for which they serve as proxy in favor of the nominees named herein. If any of the nominees should be unable to serve, which the Board of Directors does not anticipate will occur, the proxies will be voted for a substitute selected by the Board of Directors, or the Board of Directors may decide not to select an additional person as a director.

Unless otherwise specified in the enclosed proxy card, it is intended that votes will be cast for the election of all of the nominees as Class II directors. Proxies cannot be voted for a greater number of persons than the number of actual nominees so named. Vacancies that occur on the Board of Directors may be filled by remaining directors until the next election of directors for the class in which the vacancy occurred.

Information About the Nominees

The Board of Directors has nominated M. Kenny Muscat, J. Boyd Douglas and Charles P. Huffman for election as Class II directors to serve a three-year term until the 2007 annual meeting of stockholders and until their successors are elected and qualified. Below is a description of each of the nominees. Two of these nominees, Mr. Muscat and Mr. Douglas, currently serve as directors of the Company. Mr. Huffman has not previously served as a director of the Company. Mr. Huffman was recommended to the Board of Directors for nomination as a director by a current non-management director. The stock ownership with respect to each nominee for election as a director is set forth in the table entitled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

M. Kenny Muscat, 57, is one of our founders and has served as a director since our formation in 1979. From 1979 until his retirement in June 1999, Mr. Muscat served as our Executive Vice President.

J. Boyd Douglas, 37, has served as our Executive Vice President and Chief Operating Officer since July 1999. He was elected as a director in March 2002. Mr. Douglas began his career with us in August 1988 as a Financial Software Support Representative. From May 1990 until November 1994, Mr. Douglas served as

Manager of Electronic Billing, and from December 1994 until June 1999, he held the position of Director of Programming Services.

Charles P. Huffman, 50, has served as the Senior Vice President and Chief Financial Officer of EnergySouth, Inc., a public company specializing in natural gas distribution and storage, since December 2000. From 1998 to 2000, Mr. Huffman served as the Vice President, Chief Financial Officer and Treasurer of EnergySouth, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE CLASS II DIRECTOR NOMINEES.

In addition to Mr. Muscat and Mr. Douglas described above, the following is a description of each of our other current directors (including John C. Johnson and Hal L. Daugherty who have been appointed as directors effective at the conclusion of the annual meeting):

Class I Directors

Dennis P. Wilkins, 55, is one of our founders and has served as a director since our formation in 1979. From 1979 until his retirement in June 1999, Mr. Wilkins served as our President. Mr. Wilkins now serves as President of the Cassiopeia Foundation, a non-profit organization founded by Mr. Wilkins for the advancement of science education and research.

William R. Seifert, II, 55, was elected as a director in February 2002. Since 1994, Mr. Seifert has served as Executive Vice President of AmSouth Bank with responsibility for 48 branch offices in south Alabama and south Louisiana.

W. Austin Mulherin, III, 38, was elected as a director in February 2002. Since 1991, Mr. Mulherin has practiced law, handling a variety of litigation and business matters for public and private companies. He has been a partner in the law firm of Frazer, Greene, Upchurch & Baker, LLC since 1998.

John C. Johnson, 53, has worked as a real estate appraiser for Courtney & Morris Appraisals, Inc. in Mobile, Alabama since September 2001. From December 1994 to January 1998 Mr. Johnson served as the President and Chief Operating Officer of Coopersmith, Inc., a regional wholesale bakery located in Mobile, Alabama. After chairing the transition team for the sale of Coopersmith, Inc. to Earthgrains Company from January 1998 to May 1999, Mr. Johnson retired from the bakery industry and worked for a brief time as the Business Manager of Saint Ignatius Church. Mr. Johnson is currently a director of Regions Bank of Mobile, an operating division of Regions Bank, which is a subsidiary of Regions Financial Corporation. Mr. Johnson will become a director of the Company at the conclusion of the annual meeting.

Class III Directors

John Morrissey, 62, has been a director since 1999, and he was appointed as Chairman of the Board of Directors in February 2002. Mr. Morrissey served as our Vice President, Sales and Marketing from January 1985 until his retirement in June 1999.

Ernest F. Ladd, III, 63, was elected as a director in February 2002. From 1979 until his retirement in 1997, Mr. Ladd was employed by Dravo Corporation, a national producer and marketer of chemical products, serving most recently as its Executive Vice President and Chief Financial Officer since 1988. Mr. Ladd is currently a director of Regions Bank of Mobile, an operating division of Regions Bank, which is a subsidiary of Regions Financial Corporation. Mr. Ladd is chairman of the Audit Committee of the Board of Directors.

David A. Dye, 34, has served as our President and Chief Executive Officer since July 1999. He was elected as a director in March 2002. Mr. Dye began his career with us in May 1990 as a Financial Software Support

Representative. From that time until June 1999, he worked for us in various capacities, including as Manager of Financial Software Support, Director of Information Technology and most recently as our Vice President supervising the areas of sales, marketing and information technology.

Hal L. Daugherty, 56, has served since 1999 as the Chief Executive Officer of The Heart Group, P.C., a cardiology practice located in Mobile, Alabama. The Heart Group, P.C. is comprised of 15 cardiologists who deliver diagnostic and therapeutic patient services in five main offices and five satellite locations in Alabama and Mississippi. Mr. Daugherty will become a director of the Company at the conclusion of the annual meeting.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Guidelines

We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. The Board of Directors has adopted corporate governance guidelines that set forth the fundamental corporate governance principles of the Company in order to demonstrate the Board’s accountability and its desire to achieve superior business results. We have adopted a Code of Business Conduct and Ethics that is applicable to all of our directors, officers (including our Chief Executive Officer and senior financial officers) and employees. We have also adopted a separate code of ethics with additional guidelines and responsibilities applicable to our Chief Executive Officer and senior financial officers, known as the Code of Ethics for CEO and Senior Financial Officers. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for CEO and Senior Financial Officers are exhibits to our Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC.

Board Independence

At the conclusion of the annual meeting, the Board of Directors will have eleven members. The Board has determined that the following six directors have no relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of their independent judgment in carrying out their responsibilities, and such persons are independent within the meaning of the Company’s independence standards, which reflect the new Nasdaq director independence standards: Hal L. Daugherty, Charles P. Huffman, John C. Johnson, Ernest F. Ladd, III, W. Austin Mulherin, III and William R. Seifert, II. Therefore, a majority of the members of the Board of Directors will be independent under the Nasdaq director independence standards at the conclusion of the annual meeting.

Board Structure and Committee Composition

Our Board of Directors is divided into three classes, with one class of directors being elected at each annual meeting of stockholders. Each director serves for a term of three years or until his successor is elected and qualified. The Board of Directors oversees the business and affairs of the Company and monitors the performance of its management. Although the Board of Directors is not involved in the Company’s day-to-day operations, the directors keep themselves informed about the Company through meetings of the Board, reports from management and discussions with key executives. Directors also communicate with the Company’s outside advisors, as necessary. The Board of Directors met four times in 2003.

During 2003, the Company had two standing committees of the Board of Directors: the Executive Committee and the Audit Committee. In March 2004, in response to new rules of Nasdaq and the SEC, the Board of Directors evaluated its existing committee structure and decided to create two additional committees, the Compensation Committee and the Nominating and Corporate Governance Committee. The creation of these two committees, however, will not be effective until the conclusion of the annual meeting when our three new directors begin serving. The Board of Directors may from time to time form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board.

Only members of the Board of Directors can be members of a committee, and each committee is required to report its actions to the full Board of Directors. The Audit Committee operates under a written charter adopted by the Board, and the Compensation Committee and the Nominating and Corporate Governance Committee will also operate under written charters adopted by the Board. The committee charters of the Compensation Committee and the Nominating and Corporate Governance Committee are attached as Appendices A and B to this proxy statement. The Nominating and Corporate Governance Committee Charter also will be available on the Company’s website at www.cpsinet.com after the annual meeting. The Audit Committee Charter was included as an appendix to our Proxy Statement for the 2003 annual meeting.

None of the incumbent directors attended less than 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings held by all committees of the Board of Directors on which he served. Absent extenuating circumstances, directors are expected to attend annual meetings of the Company’s stockholders. All of our directors attended the 2003 annual meeting of stockholders.

The following describes the functions of each committee of the Board of Directors, the current membership of the Audit and Executive Committees and the proposed membership of the Audit, Compensation and Nominating and Corporate Governance Committees at the conclusion of the annual meeting. The number of meetings that each Committee held in 2003 is also listed.

Executive Committee

The members of the Executive Committee are John Morrissey, Chairman, Dennis P. Wilkins and M. Kenny Muscat. The Executive Committee met once in 2003.

Between meetings of the Board of Directors and while the Board of Directors is not in session, the Executive Committee has all the powers and can exercise all the duties of the entire Board of Directors relating to the management of the business and affairs of the Company. The Executive Committee, however, is prohibited from taking certain actions, including, but not limited to, approving dividends and filling vacancies on the Board.

Audit Committee

The current members of the Audit Committee are Ernest F. Ladd, III, Chairman, William R. Seifert, II and W. Austin Mulherin, III, all of whom are independent directors as defined under existing Nasdaq rules. One of these directors, W. Austin Mulherin, III, however, will not be deemed to be an independent director under the new Nasdaq independence rules that take effect, with respect to the Company, at the time of the annual meeting. Consequently, at the conclusion of the annual meeting, Mr. Mulherin will resign from the Audit Committee and will be replaced by Charles P. Huffman. The Audit Committee met six times during 2003.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: the financial reports and other financial information provided by the Company to its stockholders and others; the Company’s financial policies and procedures; the Company’s system of internal controls; and the Company’s auditing, accounting and financial reporting processes. The Audit Committee is directly responsible for appointing and overseeing the independent auditor of the Company.

The Board of Directors has carefully evaluated the backgrounds of the members of the Audit Committee and has determined that such members qualify as independent under applicable Nasdaq listing standards and SEC rules for Audit Committee membership. Furthermore, in accordance with SEC rules, the Board has determined that each of Ernest F. Ladd, III and Charles P. Huffman is an “audit committee financial expert” as defined by the applicable SEC rules. The Report of the Audit Committee appears in this proxy statement at page 16.

Compensation Committee

In March 2004, the Board of Directors authorized the creation of a Compensation Committee, effective as of the conclusion of the annual meeting. The members of the Compensation Committee will be William R. Seifert, II, Chairman, W. Austin Mulherin, III and John C. Johnson. The Board of Directors has determined that each of these members is independent under the Nasdaq director independence standards.

The Compensation Committee is authorized to approve and recommend to the Board of Directors the compensation to be paid to officers, directors and committee members of the Company. Executive compensation may include, but is not limited to, salary, bonus, stock options, other annual compensation and any combination thereof as the Compensation Committee deems appropriate in light of the performance of the Company. The Compensation Committee will be composed of three directors each of whom has been determined by the Board of Directors to qualify as “independent” under the Nasdaq director independence standards. The Compensation Committee will be governed by the Compensation Committee Charter, a copy of which is attached to this proxy statement as Appendix A.

Nominating and Corporate Governance Committee

In March 2004, the Board of Directors authorized the creation of a Nominating and Corporate Governance Committee, effective as of the conclusion of the annual meeting. The members of the Nominating and Corporate Governance Committee will be W. Austin Mulherin, III, Chairman, Hal L. Daugherty, Jr. and Charles P. Huffman. The Board of Directors has determined that each of these members is independent under the Nasdaq director independence standards.

The purpose of the Nominating and Corporate Governance Committee is to (a) identify individuals qualified to become members of the Board and to recommend director nominees to the Board for election by the stockholders, (b) monitor, oversee and evaluate the corporate governance principles applicable to the Company and (c) oversee the evaluation of the Board and management. The Nominating and Corporate Governance Committee is governed by the Nominating and Corporate Governance Committee Charter, a copy of which is attached to this proxy statement as Appendix B.

Consideration of Director Nominees

Director Qualifications

Criteria that will be used by the Nominating and Corporate Governance Committee in connection with evaluating and selecting new directors include factors relating to whether the director candidate would meet the definition of “independence” required by the Nasdaq listing standards, as well as skills, occupation and experience in the context of the needs of the Board. The Company’s Guidelines of Significant Governance Issues (the “Governance Guidelines”) also set forth certain factors that should be considered by the Nominating and Corporate Governance Committee in recommending a nominee to the Board, including relevant experience, intelligence, independence, commitment, integrity, diligence, conflicts of interest, age, compatibility with the Company’s management team and culture, prominence, understanding of the Company’s business, the ability to act in the interests of all stockholders and other factors deemed relevant. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Process for Evaluating Nominees for Director

The process that will be followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates will include requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and

the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.

Director Nominees Proposed by Stockholders

The Nominating and Corporate Governance Committee will consider stockholder-recommended director candidates for inclusion in the slate of nominees that the Board recommends to the stockholders for election. In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee will apply the selection criteria described above. The Nominating and Corporate Governance Committee will not assign specific weights to its various criteria and no particular criterion is necessarily applicable to all prospective nominees.

Stockholders may recommend individuals for the Nominating and Corporate Governance Committee to consider as potential director candidates by submitting the following information to the “Nominating and Corporate Governance Committee of Computer Programs and Systems, Inc.,” c/o Corporate Secretary, 6600 Wall Street, Mobile, Alabama 36695:

•	The name of the recommended person;

•	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	The written consent of the recommended person to being named in the proxy statement as a nominee and to serve as a director if elected;

•	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

•	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In addition to submitting nominations in advance to the Nominating and Corporate Governance Committee for consideration, a stockholder also may nominate persons for election to the Board of Directors in person at a stockholders meeting. Our Bylaws provide that written notice of a stockholder’s intent to make a nomination at a stockholders meeting must be given, either by personal delivery or by United States certified mail, postage prepaid, to the Secretary of the Company and received (1) with respect to any annual meeting, not less than 120 days nor more than 150 days before the first anniversary of the date of our proxy statement in connection with the last annual meeting of stockholders, (2) if the date of the applicable annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, not less than 60 days before the date of the applicable annual meeting, or (3) with respect to any special stockholders meeting called for the election of directors, not later than the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders.

Each such stockholder’s notice shall set forth:

•	the name and address, as they appear on the Company’s books, of such stockholder;

•	a representation that such stockholder is a stockholder of record and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice;

•	the class and number of shares of our stock beneficially owned by such stockholder and the nominee;

•	a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder;

•	the name, age, business address and, if known, residence address of the nominee;

•	the principal occupation or employment of the nominee;

•	any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC; and

•	the written consent of the nominee to serve as a director if elected.

The chairman of the annual meeting of stockholders shall determine whether or not a nomination was made in accordance with the procedures set forth in our Bylaws. If the chairman determines that a nomination is defective, he will declare to the meeting that such nomination is defective, and the defective nomination will be disregarded.

Stockholder Communications with the Board

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond as the Board deems appropriate. Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to:

Chairman of the Nominating and Corporate Governance Committee

of Computer Programs and Systems, Inc.

c/o Corporate Secretary

6600 Wall Street

Mobile, Alabama 36695

All communications to the Board will be submitted to the Chairman of the Nominating and Corporate Governance Committee without being screened by management. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Nominating and Corporate Governance Committee will be primarily responsible for monitoring communications from stockholders and will provide copies or summaries of such communications to the other directors as he considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Nominating and Corporate Governance Committee considers to be important for the directors to know.

Executive Sessions

Executive sessions of the independent directors of the Board are to be held at least two times a year and otherwise as needed. These sessions will be chaired by an independent director selected by a majority of the independent directors.

COMPENSATION OF DIRECTORS

Each of our non-employee directors, other than members of the Audit Committee, receives an annual retainer fee of $10,000 for service as a director. Each director who is a member of the Audit Committee receives an annual retainer fee of $15,000. Each non-employee director also receives an attendance fee of $2,000 for each regular quarterly meeting of the Board of Directors. Directors are also reimbursed for their expenses incurred in attending any meeting of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of common stock beneficially owned as of April 5, 2004 by:

•	each Director and Director nominee (including Mr. Daugherty and Mr. Johnson, who have been appointed to the Board of Directors effective at the conclusion of the annual meeting);

•	each executive officer named in the Summary Compensation Table below;

•	all of our Directors and executive officers as a group; and

•	beneficial owners of 5% or more of our common stock.

Name of Beneficial Owner	Number of Shares of Common Stock(1)	% of Shares of Common Stock(2)
Palisade Capital Management, L.L.C.(3)	658,675	6.3%
Hal L. Daugherty, Jr.	-0-	—
J. Boyd Douglas(4)	215,700	2.1
David A. Dye(5)	215,000	2.0
Charles P. Huffman(6)	1,000	*
John C. Johnson	500	*
Ernest F. Ladd, III	1,700	*
John Morrissey	502,000	4.8
W. Austin Mulherin, III(7)	2,107	*
M. Kenny Muscat	1,028,369	9.8
William R. Seifert, II	550	*
Dennis P. Wilkins	1,540,503	14.7
Mellissa Hammons(8)	108,000	1.0
Victor S. Schneider(9)	86,200	*
M. Stephen Walker	121,700	1.2

All Directors & Executive Officers as a group (16 persons)	4,038,629	38.5%

*	Reflects ownership of less than 1%.
(1)	The number of shares of common stock reflected in the table is that number of shares which are deemed to be beneficially owned under the federal securities laws. Shares deemed to be beneficially owned include shares as to which, directly or indirectly, through any contract, relationship, arrangement, understanding or otherwise, either voting power or investment power is held or shared. Unless otherwise stated, the named person has the sole voting and investment power for the shares indicated.
(2)	Percentage of ownership is based on 10,489,849 shares of Company common stock outstanding as of April 5, 2004.
(3)	Includes 109,175 shares owned by Axe-Houghton Associates, Inc., a control affiliate of Palisade Capital Management, L.L.C. The address of Palisade Capital Management, L.L.C. is One Bridge Plaza, suite 695, Fort Lee, NJ 07024.
(4)	Includes 100 shares owned by Mr. Douglas’ wife and 600 shares held in custodial accounts for the benefit of his three children.
(5)	Includes 72,000 shares owned by Mr. Dye’s wife.
(6)	Mr. Huffman shares voting and investment power for these shares with his wife.
(7)	Includes 222 shares held in a custodial account for the benefit of Mr. Mulherin’s daughter.
(8)	Includes 500 shares owned by Ms. Hammons’ husband.
(9)	Includes 200 shares held in custodial accounts for the benefit of Mr. Schneider’s two children.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership of Company common stock held by them with the SEC. Copies of these reports must also be provided to us. Based on our review of these reports, we believe that, during the year ended December 31, 2003, all reports were filed on a timely basis by reporting persons, except for Mr. Muscat and Mr. Wilkins who each filed one Form 4 late with respect to one transaction each.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Compensation

The table below sets forth a summary of the compensation we paid for the last three fiscal years to our Chief Executive Officer and the four additional most highly compensated persons serving as executive officers at the end of our last fiscal year (collectively, the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Securities Underlying Options (#)	All Other Compensation (2)
David A. Dye President, CEO and Director	2003 2002 2001	$240,000 240,000 240,000	$260,000 260,000 260,000	-0- 3,770 -0-	$2,000 2,000 2,000

J. Boyd Douglas Executive Vice President, COO and Director	2003 2002 2001	$240,000 240,000 180,000	$260,000 233,958 195,000	-0- 3,954 -0-	$2,000 257,196 2,000	(3)

M. Stephen Walker Vice President—Finance and CFO	2003 2002 2001	$180,000 180,000 180,000	$195,000 195,000 195,000	-0- 3,062 -0-	$2,000 2,000 2,000

Victor S. Schneider Vice President—Sales and Marketing	2003 2002 2001	$168,000 168,000 168,000	$182,000 182,000 182,000	-0- 3,741 -0-	$2,000 2,000 2,000

Mellissa A. Hammons Vice President—Financial Software Services	2003 2002 2001	$168,000 168,000 168,000	$182,000 182,000 182,000	-0- 3,531 -0-	$2,000 2,000 2,000

(1)	The amounts shown in this column represent discretionary bonuses that were paid to these employees to allow them to service their obligations under loans incurred to finance their respective purchases of shares of our common stock from other stockholders in 1999 and 2001. There are no binding agreements with respect to these bonuses, but we expect to make similar payments in the future.
(2)	The amounts shown in this column represent our contributions to our 401(k) retirement plan for each of these employees.
(3)	The amount shown for 2002 includes $255,196 in deemed compensation to Mr. Douglas arising from a transfer of 19,333 shares of stock to Mr. Douglas from M. Kenny Muscat in May 2002. At the time of the transfer, the shares were valued at $13.20 per share. For tax purposes, Mr. Muscat was deemed to have contributed the shares to the Company, and the Company was deemed to have issued the shares to Mr. Douglas. The value of the shares are treated for tax purposes as compensation to Mr. Douglas.

Stock Option Grants

We did not grant any stock options during 2003.

Aggregated Stock Option Exercises And Year-End Value

The following table sets forth, on an aggregated basis:

•	information regarding the exercise of options to purchase our common stock by each of the Named Executive Officers; and

•	the value at December 31, 2003 of all unexercised options held by such individuals.

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized($)	Number of Shares Underlying Unexercised Options at Fiscal Year-End(#) Exercisable/ Unexercisable	Value of Unexercised in-the-Money Options at Fiscal Year- End($) Exercisable/ Unexercisable(1)

David A. Dye	-0-	N/A	-0-/ 3,770	-0-/ $13,647

J. Boyd Douglas	-0-	N/A	-0-/ 3,954	-0-/ $14,313

M. Stephen Walker	-0-	N/A	-0-/ 3,062	-0-/ $11,084

Victor S. Schneider	-0-	N/A	-0-/ 3,741	-0-/ $13,542

Mellissa A. Hammons	-0-	N/A	-0-/ 3,531	-0-/ $12,782

(1)	Based on $20.12 per share, the closing sale price reported by Nasdaq for the Company’s common stock on December 31, 2003.

Long-Term Incentive Plans

Other than the 2002 Stock Option Plan, we do not have any long-term incentive plans for the benefit of our executive officers.

Pension Plans

We do not have any pension or defined benefit plans for the benefit of our executive officers.

Employment Agreements

We have no employment agreements with any of our executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors of the Company had no compensation committee during 2003. In addition to the other directors, Mr. Wilkins, Mr. Muscat and Mr. Morrissey, all former executives of the Company, participated in deliberations of the Board of Directors regarding executive officer compensation. Neither Mr. Dye nor Mr. Douglas participated in decisions regarding his own compensation. Furthermore, no member of the Board of Directors is, or was during 2003, an executive officer of another company whose board of directors has a compensation committee on which one of our executive officers serves.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

To Our Stockholders

Currently, the full Board of Directors has responsibility for overseeing and administering the executive compensation program for the Company. Effective as of the conclusion of the annual meeting, however, a Compensation Committee of the Board of Directors will be created. The Compensation Committee will consist of three directors, William R. Seifert, II, W. Austin Mulherin, III and John C. Johnson, each of whom are independent, as determined by the Board, within the meaning of applicable Nasdaq listing standards. The specific duties and responsibilities of the Compensation Committee are described above under “CORPORATE GOVERNANCE AND BOARD MATTERS—Board Structure and Committee Composition,” and in the Compensation Committee Charter that is attached to this proxy statement as Appendix A.

The following report provides details and background information regarding our current executive compensation program.

Compensation of the CEO and other Executive Officers

Total compensation for the executive officers is reviewed and set annually and includes two primary types of compensation:

•	Base salary; and
•	Annual bonuses.

The following discussion is applicable to executive officers of the Company, including the Chief Executive Officer and the other Named Executive Officers.

Base Salary.    Executive officers’ base salaries are determined by several factors, but principally by the responsibilities required by the position. In establishing base salaries, the Board reviews recommendations by the Chief Executive Officer. Individual competence, length of service in a position, and comparisons to salaries for similar positions in other comparable companies guide the determination of the appropriate level of an executive officer’s salary. Company performance may also be a factor in determining the amount of any base salary increase. The Board’s compensation strategy for executive officers is to pay salaries at or near the median compensation paid by comparable companies. Based on these factors, Mr. Dye’s base salary for calendar year 2003 was set at $240,000.

Annual Bonus.    In 1999 and 2001, our executive officers purchased common stock in the Company from certain of our stockholders. These officers financed their purchases with bank loans. In order to allow these officers to service the principal and interest payments on their loans, the Board approved the payment to these officers of annual bonuses. The Board expects that it will continue to pay bonuses in the future as part of the Company’s overall executive compensation program, both to support the ownership of the Company common stock by these officers and to ensure that our compensation structure is competitive. The Board believes that the current compensation levels of its key executives, including the bonus amounts, are consistent with our objective of rewarding, retaining and providing incentives for outstanding performance to the executives who contribute most to the operating results of the Company. The Board specifically reviews and approves each annual bonus paid to the executive officers, including the Chief Executive Officer.

Summary.    The Board believes that the caliber and motivation of our employees, and their leadership, are critical to our success in a competitive marketplace. Effective and motivational compensation programs are essential ingredients to success. The Board believes that our compensation programs are effective in serving us and our stockholders in the short and long term.

The Board of Directors:

John Morrissey

Dennis P. Wilkins

M. Kenny Muscat

Ernest F. Ladd, III

W. Austin Mulherin, III

William R. Seifert, II

David A. Dye

J. Boyd Douglas

STOCK PERFORMANCE GRAPH

The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to our stockholders during the period beginning May 21, 2002 and ending on December 31, 2003, compared to an overall stock market index (Nasdaq Stock Market (U.S.) Index) and the Nasdaq Computer and Data Processing Group.

INDEX	5/21/02	12/31/02	12/31/03
Computer Programs and Systems, Inc. Nasdaq Stock Market (U.S.) Index Nasdaq Computer and Data Processing Group	$100.00 100.00 100.00	$150.06 80.82 91.21	$123.73 120.84 120.17

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We lease the majority of our corporate headquarters campus from CP Investments, Inc., an Alabama corporation, the stockholders of which include John Morrissey and the children of Dennis Wilkins and M. Kenny Muscat. Prior to January 31, 2003, Mr. Muscat and Mr. Wilkins were officers and directors of CP Investments, Inc. In 2003, we paid total lease payments in the amount of $1,284,978 to CP Investments, Inc. During 2003, we entered into one new lease with CP Investments, Inc., which expires in 2013. Under these lease agreements, we make annual lease payments in the aggregate amount of $1,325,275, subject to annual adjustment based on the Consumer Price Index. The annual rents payable under these leases have been determined by an independent, third-party appraisal firm. The lease agreements provide for a subsequent third-party appraisal of the rental amounts at the conclusion of the fifth year of each lease.

We lease the remainder of our headquarters facilities, which is comprised of one building that houses our dedicated research and development staff, from DJK, LLC, a limited liability company owned by Dennis Wilkins. In 2003, we paid total lease payments in the amount of $39,747 to DJK, LLC. The lease payments will be subject to annual adjustment based on the Consumer Price Index. The annual rent payable under this lease has been determined by an independent, third-party appraisal firm. The lease agreement provides for a subsequent third-party appraisal of the rental amount at the conclusion of the fifth year of the lease.

During 2003, we engaged the law firm of Frazer, Greene, Upchurch & Baker, LLC in connection with certain litigation matters. One of our directors, W. Austin Mulherin, III, is a partner of this firm. We expect to continue to use the legal services of this firm in the future.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is currently composed of three directors who are independent directors as defined under existing Nasdaq rules. One of these directors, W. Austin Mulherin, III, however, will not be deemed to be an independent director under the new Nasdaq independence rules. Consequently, at the conclusion of the annual meeting, Mr. Mulherin will resign from the Audit Committee and will be replaced by Charles P. Huffman. Mr. Huffman will be deemed to be an independent director under the new Nasdaq rules. The Audit Committee operates under a written charter as amended by the Board of Directors on April 1, 2003.

The Audit Committee hereby submits the following report:

•	We have reviewed and discussed with management the Company’s audited financial statements as of, and for, the year ended December 31, 2003.

•	We have discussed with the independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

•	We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and have discussed with the auditors the auditors’ independence. We considered whether the provision of non-financial audit services was compatible with Ernst & Young LLP’s independence in performing financial audit services.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. It should be noted that management is responsible for the Company’s financial reporting process, including its system of internal controls, and of the preparation of financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

Audit Committee:

Ernest F. Ladd, III, Chairman

William R. Seifert, II

W. Austin Mulherin, III

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

At the direction of the Audit Committee, the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent auditors for the year ending December 31, 2004 is being presented to the stockholders for approval at the annual meeting. If the appointment of independent auditors is not ratified, the Audit Committee will reconsider its appointment of independent auditors.

General

The Audit Committee has approved the engagement of Ernst & Young as the Company’s independent auditors for the year ending December 31, 2004. Ernst & Young has been engaged by the Company since 2001 and has audited the financial statements of the Company for the year ended December 31, 2003.

It is expected that a representative of Ernst & Young will be present at the annual meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he so desires.

Fees Paid to Ernst & Young LLP

The following table shows the fees paid or accrued by the Company for the audit and other services rendered by Ernst & Young for 2003 and 2002. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

	2003	2002
Audit Fees	$178,200	$164,400
Audit-Related Fees	-0-	-0-
Tax Fees	10,300	390,500
All Other Fees	2,100	324,100

TOTAL	190,600	879,000

Audit Fees.    Audit Fees for the last two years were for services rendered by Ernst & Young for (i) the audit of the Company’s annual financial statements, (ii) the review of the Company’s quarterly financial statements and (iii) assistance with and review of the Company’s filing of registration statements.

Audit-Related Fees.    There were no Audit-Related Fees for the last two years.

Tax Fees.    Tax Fees for the last two fiscal years were for professional services rendered by Ernst & Young in connection with consultations related to tax compliance, tax advice and tax planning.

All Other Fees.    All Other Fees for the last two fiscal years were for services provided by Ernst & Young other than the services reported in the categories described above. For 2003, these services included access to online information and services. For 2002, these services were related to the Company’s initial public offering.

Pre-Approval Policy

The Audit Committee’s policy is to specifically pre-approve all audit and non-audit services to be rendered by the independent auditors. Through this policy, the Audit Committee can effectively monitor the costs of services and can ensure that the provision of such services does not impair the auditor’s independence.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the appointment of independent auditors. Unless instructed to the contrary, the shares represented by the proxies will be voted to approve the ratification of the appointment of independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF PROPOSAL 2.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the annual meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

DEADLINE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our 2005 Annual Meeting of Stockholders must be received by us by December 15, 2004 to be considered for inclusion in our proxy statement relating to such meeting.

A stockholder must notify us before February 28, 2005 of a proposal for the 2005 Annual Meeting which the stockholder intends to present other than by inclusion in our proxy material. If we do not receive such notice prior to February 28, 2005, proxies solicited by our Board of Directors will be deemed to have conferred discretionary authority to vote upon any such matter. Any proposal must be submitted in writing by Certified Mail - Return Receipt Requested, to Computer Programs and Systems, Inc., Attention: M. Stephen Walker, 6600 Wall Street, Mobile, Alabama 36695.

A COPY OF OUR 2003 ANNUAL REPORT TO STOCKHOLDERS WHICH INCLUDES OUR FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE, IS ENCLOSED WITH THIS PROXY STATEMENT. IF THE ANNUAL REPORT IS NOT INCLUDED, PLEASE NOTIFY US IN WRITING AT COMPUTER PROGRAMS AND SYSTEMS, INC., ATTENTION: M. STEPHEN WALKER, 6600 WALL STREET, MOBILE, ALABAMA 36695.

Appendix A

CHARTER OF THE

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF

COMPUTER PROGRAMS AND SYSTEMS, INC.

I.    PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors of Computer Programs and Systems, Inc. (the “Corporation”) is to aid the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Committee shall review, approve and recommend to the Board for approval the salaries and other compensation of the Corporation’s executive officers, administer the Corporation’s stock option plans (including reviewing, approving and recommending to the Board for approval stock option grants to executive officers), and oversee and administer the Corporation’s other equity-based plans.

II.    MEMBERSHIP

The Committee shall be composed of not less than three (3) directors. Appointment to the Committee, including designation of the Committee Chairman, shall be made on an annual basis by the full Board upon recommendation of the Nominating and Corporate Governance Committee of the Board. Each member of the Committee must be independent. Members of the Committee shall be considered independent if, in the business judgment of the Board, they meet the independence requirements of applicable law and listing standards. The Committee and its Chairman shall be appointed annually by the Board. Committee members may be removed by a majority vote of the Board, and vacancies will be filled by majority vote of the Board.

III.    DUTIES AND RESPONSIBILITIES

The Compensation Committee shall:

1.    Review and make a recommendation to the Board regarding the compensation of the Chief Executive Officer (the “CEO”) of the Corporation. In determining the amount, form, and terms of such recommended compensation, the Committee shall consider the annual performance evaluation of the CEO conducted by the Board of Directors in light of corporate goals and objectives relevant to CEO compensation, competitive market data pertaining to CEO compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Corporation and its stockholders.

2.    Review and make a recommendation to the Board regarding the salaries, bonuses, and other matters relating to compensation of the executive officers of the Corporation. In determining the amount, form, and terms of such recommended compensation, the Committee shall consider each officer’s performance in light of corporate goals and objectives relevant to executive compensation, competitive market data pertaining to executive compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Corporation and its stockholders. The CEO of the Corporation may be present at meetings during which such compensation (other than for the CEO) is under review and consideration but may not vote.

3.    Review and make recommendations to the Board with respect to stockholder proposals related to compensation matters.

4.    Review and make recommendations to the Board regarding the Corporation’s policies and procedures pertaining to director compensation. Review and make recommendations from time to time on the adequacy and effectiveness of Board compensation in relation to other comparable companies.

5.    Review and make recommendations to the Board regarding executive compensation and benefit plans and programs.

6.    As requested by the Corporation’s management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan).

7.    Oversee and administer the Corporation’s stock option or other equity-based plans, including the review and grant of stock options to all eligible employees under the Corporation’s existing stock option plan.

8.    Provide and approve the Report of the Compensation Committee on Executive Compensation to be included in the Corporation’s annual proxy statement.

9.    When appropriate, be authorized to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

10.    Annually review and reassess the adequacy of its charter and recommend any changes to the full Board.

IV.    SUBCOMMITTEES

The Committee shall have the authority to create one or more subcommittees, consisting of one of more members of the Committee, but no subcommittee will have any final decision-making authority on behalf of the Committee or the Board. Any such subcommittee shall keep the Committee advised of its activities.

V.    MEETINGS

It is anticipated that regular meetings of the Committee shall be held twice each year, but the Committee shall have the authority to alter or amend such schedule and may meet more or less frequently. The Committee shall meet at such times as deemed appropriate by the Chief Executive Officer of the Corporation, the Chairman of the Board, the Chairman of the Committee, or by any two (2) members of the Committee. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the members of the Committee shall be the act of the Committee. In addition, the Chairman and members of the Committee may meet informally or by telephone. Otherwise, unless the Committee or the Board adopts other procedures, the provisions of the Company’s Bylaws applicable to meetings of the Board will govern meetings of the Committee. The Committee shall keep minutes of each meeting.

VI.    RELIANCE; EXPERTS; COOPERATION

A.    Retention of Counsel and Advisors.    The Committee has the power, in its discretion, to retain at the Corporation’s expense such independent counsel and other independent compensation consultants, advisors and experts, as it deems necessary or appropriate to carry out its duties. The Committee shall have sole authority to retain and terminate any such consultant or legal adviser, including sole authority to approve the fees and other retention terms.

B.    Reliance Permitted.    In carrying out its duties, the Committee will act in reliance on management, the independent public accountants, internal auditors, and outside advisors and experts, as it deems necessary or appropriate.

C.    Investigations.    The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

D.    Required Participation of Employees.    The Committee will have unrestricted access to the independent public accountants, the internal auditors, outside counsel, and anyone else in the Corporation, and may require any officer or employee of the Corporation or the Corporation’s outside counsel or independent public accountants to attend any meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

Appendix B

CHARTER OF THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS OF

COMPUTER PROGRAMS AND SYSTEMS, INC.

I.    PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of Computer Programs and Systems, Inc. (the “Corporation”) is to (a) identify individuals qualified to become members of the Board of Directors (the “Board”), consistent with criteria approved by the Board, and to recommend director nominees for approval by the Board; (b) monitor, oversee and evaluate the corporate governance principles applicable to the Corporation, and recommend to the Board appropriate revisions thereto from time to time; (c) oversee the evaluation of the board and management; and (d) take such other actions within the scope of this charter (this “Charter”) as the Committee deems necessary or appropriate.

II.    MEMBERSHIP

The Committee shall be composed of not less than three (3) directors. Each member of the Committee must be independent. Members of the Committee shall be considered independent if, in the business judgment of the Board, they meet the independence requirements of applicable law and listing standards. The Committee and its Chairman shall be appointed annually by the Board. Committee members may be removed by a majority vote of the Board, and vacancies will be filled by majority vote of the Board.

III.    DUTIES AND RESPONSIBILITIES

The Board delegates to the Committee the express authority to do the following, to the fullest extent permitted by applicable law and the Corporation’s Certificate of Incorporation and Bylaws:

1.     Board Composition.    Make recommendations to the Board regarding the composition of the Board, including such matters as (a) the size of the Board of Directors; (b) the mix of inside and outside directors; (c) the Board’s criteria for selecting new directors; (d) the retirement policy for members of the Board; and (e) the independence of existing and prospective members.

2.    Candidates and Nominees.    Identify and recommend, as appropriate, to the Board new candidates for the Board. Review and develop the Board’s criteria for selecting new directors, including standards for director independence. Review the qualifications of candidates for election to the Board and recommend to the Board a slate of nominees to be proposed for election as directors at annual meetings of the stockholders. Establish procedures to solicit, review, and recommend to the Board, potential director nominees proposed by stockholders.

Criteria that will be used in connection with evaluating and selecting new directors will include factors relating to whether the director candidate would meet the definition of “independence” required by NASDAQ, as well as skills, occupation, and experience in the context of the needs of the Board.

3.    Current Directors.    Review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status.

4.    Annual Review; Charter.    Conduct an annual performance evaluation of the Committee and the Committee’s duties and responsibilities, including a review and assessment of the adequacy of this Charter. Recommend any proposed changes to the Board for approval. Publish this Charter as required by the rules and regulations of applicable law and as otherwise deemed advisable by the Committee.

5.    Committees.    Evaluate the nature, structure, operations and procedures (including the authority to delegate to subcommittees) of other Board committees and make recommendations to the Board concerning same. Make recommendations to the Board as to qualifications of members of the Board’s committees, committee member appointment and removal, and committee reporting to the Board.

6.    Evaluations of Board, Management and Committees.    Take such steps as the Committee deems necessary or appropriate with respect to the evaluation of the Board, management, and each Board committee and make recommendations to the Board based on such evaluation as deemed appropriate.

7.    Governance Guidelines.    Oversee the structure of corporate governance of the Corporation, including: (A) overseeing the corporate governance guidelines (the “Guidelines”) of the Corporation; (B) monitoring and reassessing the adequacy of the Guidelines at least annually; and (C) recommending to the Board for approval any such changes to the Guidelines as the Committee believes are appropriate.

8.    Orientation and Education.    Develop with management and monitor the process of orienting new directors and continuing education for existing directors.

9.    Board Meetings.    Monitor both the effectiveness of the meetings of the Board of Directors and the quality of the management reports to the Board of Directors and, as appropriate, recommend to the Board and to management actions designed to improve meetings of the Board.

10.    Recommendations; Reports.    Make recommendations and report to the Board and other Board committees with respect to nominating and corporate governance policies of the Corporation, any of the foregoing matters, or any other matter for which the Committee has been delegated responsibility.

11.    Other Actions.    Perform any other activities consistent with this Charter, the Corporation’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

IV.    SUBCOMMITTEES

The Committee shall have the authority to create one or more subcommittees, consisting of one of more members of the Committee, but no subcommittee will have any final decision-making authority on behalf of the Committee or the Board. Any such subcommittee shall keep the Committee advised of its activities.

V.    MEETINGS

It is anticipated that regular meetings of the Committee shall be held twice each year, but the Committee shall have the authority to alter or amend such schedule and may meet more or less frequently. The Committee shall meet at such times as deemed appropriate by the Chief Executive Officer of the Corporation, the Chairman of the Board, the Chairman of the Committee, or by any two (2) members of the Committee. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the members of the Committee shall be the act of the Committee. In addition, the Chairman and members of the Committee may meet informally or by telephone. Otherwise, unless the Committee or the Board adopts other procedures, the provisions of the Company’s Bylaws applicable to meetings of the Board will govern meetings of the Committee. The Committee shall keep minutes of each meeting.

VI.    RELIANCE; EXPERTS; COOPERATION

A.    Retention of Counsel and Advisors.    The Committee has the power, in its discretion, to retain at the Corporation’s expense such independent counsel and other advisors and experts, as it deems necessary or appropriate to carry out its duties. The Committee shall have sole authority to retain and terminate any such consultant or legal adviser, including sole authority to approve the fees and other retention terms.

B.    Search Firm.    The Board delegates to the Committee the sole authority, in its discretion, (a) to decide whether to retain a consultant or search firm to assist the Committee in identifying, screening and attracting director candidates, (b) to terminate any such firm, and (c) to approve any compensation payable by the Corporation to such consultant or search firm, including the fees, terms and other conditions for the performance of such services.

C.    Reliance Permitted.    In carrying out its duties, the Committee will act in reliance on management, the independent public accountants, internal auditors, and outside advisors and experts, as it deems necessary or appropriate.

D.    Investigations.    The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

E.    Required Participation of Employees.    The Committee will have unrestricted access to the independent public accountants, the internal auditors, outside counsel, and anyone else in the Corporation, and may require any officer or employee of the Corporation or the Corporation’s outside counsel or independent public accountants to attend any meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

REVOCABLE PROXY

COMPUTER PROGRAMS AND SYSTEMS, INC.

6600 WALL STREET

MOBILE, ALABAMA 36695

This Proxy is solicited on behalf of the Board of Directors of Computer Programs and Systems, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on May 13, 2004, and at any postponements or adjournments thereof (the “Annual Meeting”).

The undersigned, being a stockholder of the Company, hereby appoints John Morrissey and David A. Dye, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent the undersigned at the Annual Meeting and to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, on the following matters in accordance with the following instructions:

1.    To elect the following three persons as Class II directors to serve on the Board of Directors until the 2007 annual meeting or until their successors are duly elected and qualified:

☐ M. Kenny Muscat	☐ J. Boyd Douglas	☐ Charles P. Huffman

☐ FOR All Nominees (except as indicated to the contrary below)	☐ WITHHOLD AUTHORITY for All Nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below)

2.    To ratify the appointment of Ernst & Young LLP as independent auditors as described in the accompanying Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

(CONTINUED FROM REVERSE SIDE)

The undersigned acknowledges that the Annual Meeting may be postponed or adjourned to a date subsequent to the date set forth on the reverse side, and intends that this Proxy shall be effective at the Annual Meeting after such postponement(s) or adjournment(s). This Proxy is revocable, and the undersigned may revoke it at any time by delivery of written notice of such revocation to the Company or its agent, Wachovia Bank, N.A., prior to the date of the Annual Meeting, or by attendance at the Annual Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

Signature(s):

Date:

NOTE: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, date and sign this Proxy and return promptly using the enclosed envelope.